United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 30, 2022

Date of Report (Date of earliest event reported)

Blue Safari Group Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40473	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58 Floor, Unit 5801 2 Queens Road Central Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value and one right to receive one-tenth of one Class A ordinary share	BSGAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	BSGA	The Nasdaq Stock Market LLC
Rights included as part of the units	BSGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Merger Agreement and Related Agreements

As previously disclosed in the Current Report on Form 8-K filed by Blue Safari Group Acquisition Corp., a British Virgin Islands business company (“Blue Safari”) with the Securities and Exchange Commission (the “SEC”) on December 15, 2021, Blue Safari entered into an Amended and Restated Agreement and Plan of Merger (the “Original Merger Agreement”) dated as of December 15, 2021 by and among (i) Blue Safari, (ii) Bitdeer Technologies Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“BTG”), (iii) Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 1”), (iv) Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 2”), (v) Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of BTG (“Merger Sub 3”), (vi) Blue Safari Mini Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of Blue Safari (“SPAC Sub”), and (vii) Bitdeer Technologies Holding Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Bitdeer” or the “Company”).

On May 30, 2022, Blue Safari entered into a First Amendment to Amended and Restated Agreement and Plan of Merger (the “Amendment”, and the Original Merger Agreement as amended by such Amendment, the “Amended Merger Agreement”) with BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, SPAC Sub and the Company, to amend the Original Merger Agreement.

The Amendment extends the termination date upon which either Blue Safari or the Company may terminate the Amended Merger Agreement, from May 31, 2022 to September 1, 2022.

In addition, pursuant to the Amendment, the Company will provide certain interest-free loans with an aggregate principal amount of US$1,993,000 to Blue Safari to fund any amount that may be required in order to extend the period of time available for Blue Safari to consummate a business combination and for Blue Safari’s working capital. Such loans will only become repayable upon the Acquisition Closing (as defined in the Amended Merger Agreement).

Further, on May 30, 2022, Blue Safari entered into the First Amendment to Promissory Note (the “Amended Promissory Note”) in relations to the promissory note dated March 4, 2021 (together with the Amended Promissory Note, the “Promissory Note”) issued to First Euro Investments Limited (“First Euro”) in the principal amount of US$200,000. Pursuant to the Amended Promissory Note, the maturity date of the Promissory Note is extended to August 31, 2022, provided that Blue Safari may in its sole discretion, and upon written notice to First Euro, extend such maturity date for an additional six months in the event that Blue Safari has not repaid in full the principal amount and accrued interest by August 31, 2022.

The foregoing description of the Amendment and the Amended Promissory Note is qualified in its entirety by reference to the full text of the Amendment and the Amended Promissory Note, copies of which are included as Exhibit 2.1 and Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are typically identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination between Blue Safari and Bitdeer pursuant to the Amended Merger Agreement (the “Business Combination”), including the expected transactions and the likelihood, timing and ability of the parties to successfully consummate the proposed Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of Blue Safari’s and Bitdeer’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Blue Safari’s or Bitdeer’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither Blue Safari nor Bitdeer undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Blue Safari intends to file relevant materials with the SEC, including a proxy statement which will be part of a registration statement on Form F-4 (the “Registration Statement”) to register securities to be issued in connection with the Business Combination, and will file other documents regarding the proposed Business Combination with the SEC. Blue Safari’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement filed in connection with the proposed Business Combination, as these materials will contain important information about Bitdeer, Blue Safari, and the proposed Business Combination. Promptly after the Registration Statement is declared effective by the SEC, Blue Safari will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Registration Statement. Before making any voting or investment decision, investors and shareholders of Blue Safari are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by Blue Safari with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Blue Safari and their directors and executive officers may be deemed participants in the solicitation of proxies from Blue Safari’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the proposed Business Combination will be included in the Registration Statement for the Business Combination when available at www.sec.gov. Information about Blue Safari’s directors and executive officers and their ownership of Blue Safari shares is set forth in Blue Safari’s prospectus for its initial public offering. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Bitdeer and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Blue Safari in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration Statement for the Business Combination when available.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of May 30, 2022, by and among Blue Safari, BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, SPAC Sub and the Company.

10.1	First Amendement to Promissory Note, dated as of May 30, 2022, to the Promissory Note dated as of March 4, 2021 by Blue Safari to the order of First Euro Investments Limited or his registered assigns or successors in interest in the principal amount of US$200,000.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2022

BLUE SAFARI GROUP ACQUISITION CORP.

By:	/s/ Naphat Sirimongkolkasem
Name:	Naphat Sirimongkolkasem
Title:	Chief Financial Officer